UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

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                  RULE 14A-6(E)(2)
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                                VCA ANTECH, INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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         On May 27, 2009, Frank Reddick resigned as a member of the Nominating &
Corporate Governance Committee (the "COMMITTEE") of the Board of Directors (the "BOARD") of VCA Antech, Inc., a Delaware corporation (the "COMPANY"). John M. Baumer and John B. Chickering, Jr., the two remaining members of the Committee, are each independent under the NASDAQ Global Select Market listing standards, and are classified as "Independent Outside Directors" by RiskMetrics.

         Furthermore, on April 14, 2009, the Compensation Committee of the Board determined that on a going-forward basis at least 50% of all long-term equity based awards granted to the Company's named executive officers will be performance-based equity awards.